NEWS RELEASE

FOR IMMEDIATE DISTRIBUTION	INVESTORS CONTACT: Dale Gibbons
December 13, 2017	Chief Financial Officer
(602) 952-5476

MEDIA CONTACT: Robyn Young
SVP, Director of Marketing & Communications
(602) 346-7352

WESTERN ALLIANCE BANCORPORATION DETAILS TIMING FOR CEO ROLE TRANSITION IN 2018

Additional Senior Leadership Promotions

PHOENIX--Western Alliance Bancorporation (NYSE: WAL), one of the country’s top-performing banking companies, today announced that during the first quarter of 2018 Robert Sarver will transition from Chairman and CEO to Executive Chairman. In conjunction with Sarver’s change in role, Ken Vecchione will be promoted to Chief Executive Officer, Dale Gibbons to Vice Chairman and Chief Financial Officer, and James Haught to President and Chief Operating Officer, all effective April 1, 2018.

“I look forward to continuing to provide leadership and support to Western Alliance, albeit in a more strategic way,” said Sarver. “I have a long history with our executive team and believe this transition will be positive for the company.”

Cautionary Note Regarding Forward-Looking Statements
This release contains forward-looking statements that relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Examples of forward-looking statements include, among others, statements we make regarding our expectations with regard to our business, financial and operating results, and future economic performance. The forward-looking statements contained herein reflect our current views about future events and financial performance and are subject to risks, uncertainties, assumptions and changes in circumstances that may cause our actual results to differ significantly from historical results and those expressed in any forward-looking statement. Some factors that could cause actual results to differ materially from historical or expected results include, among others: the risk factors discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2016 as filed with the Securities and Exchange Commission; changes in general economic conditions, either nationally or locally in the areas in which we conduct or will conduct our business; inflation, interest rate, market and monetary fluctuations; increases in competitive pressures among financial institutions and businesses offering similar products and services; higher defaults on our loan portfolio than we expect; changes in management’s estimate of the adequacy of the allowance for credit losses; legislative or regulatory changes or changes in accounting principles, policies or guidelines; supervisory actions by regulatory agencies which may limit our ability to pursue certain growth opportunities, including expansion through acquisitions; additional regulatory requirements resulting from our continued growth; management’s estimates and projections of interest rates and interest rate policy; the execution of our business plan; and other factors affecting the financial services industry generally or the banking industry in particular. Any forward-looking statement made by us in this release is based only on information currently available to us and speaks only as of the date on which it is made. We do not intend and disclaim any duty or obligation to update or revise any industry information or forward-looking statements, whether written or oral, that may be made from time to time, set forth in this press release to reflect new information, future events or otherwise.

About Western Alliance Bancorporation
With more than $19 billion in assets, Western Alliance Bancorporation (NYSE:WAL) is one of the country’s top-performing banking companies and is ranked #4 on the Forbes 2017 “Best Banks in America” list. Its primary subsidiary, Western Alliance Bank, is the go-to bank for business and succeeds with local teams of experienced bankers who deliver superior service and a full spectrum of deposit, lending, treasury management, international banking and online banking products and services. Western Alliance Bank operates full-service banking divisions: Alliance Bank of Arizona, Bank of Nevada, Bridge Bank, First

Independent Bank and Torrey Pines Bank. The bank also serves business customers through a robust national platform of specialized financial services including Corporate Finance, Equity Fund Resources, Hotel Franchise Finance, Life Sciences Group, Mortgage Warehouse Lending, Public and Nonprofit Finance, Renewable Resource Group, Resort Finance, Technology Finance and Alliance Association Bank. For more information, visit westernalliancebancorporation.com.